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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 March 31, 2006
                Date of Report (Date of earliest event reported)

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                          SIGMATRON INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                      0-23248                   36-3918470
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

             2201 Landmeier Road, Elk Grove Village, Illinois 60007
               (Address of principal executive offices) (Zip Code)

                                 (847) 956-8000
              (Registrant's telephone number, including area code)

                            ------------------------
                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

     On March 31, 2006, SigmaTron International, Inc. (the "Company") engaged the independent registered public accounting firm of BDO Seidman, LLP as independent auditors of the Company for the fiscal year ending April 30, 2006. The decision to engage the new accountants was approved by the Audit Committee of the Company.

     During the fiscal years ended April 30, 2005 and 2004, and during the subsequent interim period through the date hereof, neither the Company, nor anyone on its behalf, consulted with BDO Seidman, LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SIGMATRON INTERNATIONAL, INC.


Date: March 31, 2006                    By: /s/ Gary R. Fairhead
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                                            Name:  Gary R. Fairhead
                                            Title: President and Chief Executive
                                                   Officer